UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Shattuck Labs, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Shattuck Labs, Inc. Annual Meeting of Stockholders Annual Meeting to be held live via the Internet at 11:30 AM Eastern Time on May 28, 2026. Please visit www.proxydocs.com/STTK for more details. You must register to attend and/or participate in the meeting online at www.proxydocs.com/STTK For a convenient way to view proxy materials, VOTE, and register to attend the meeting go to www.proxydocs.com/STTK To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. This is not a ballot. You cannot use this notice to vote your shares. You may view the proxy materials at www.proxydocs.com/STTK or request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, the proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. If you want to receive a paper or e-mail copy of the proxy materials or materials for future meetings, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 18, 2026. Unless requested, you will not otherwise receive a paper or e-mail copy. Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 28, 2026 For Stockholders of Record as of April 2, 2026 To order paper materials for this and/or future stockholder meetings, use one of the following methods. Internet: www.investorelections.com/STTK Call: 1-866-648-8133 Email: paper@investorelections.com * If requesting materials by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting materials. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

Shattuck Labs, Inc. Annual Meeting of Stockholders The Board recommends that you vote your shares “FOR” each director nominee in Proposal 1, “FOR” Proposals 2, 3 and 5 and “1 YEAR” on Proposal 4 PROPOSAL 1. To elect three Class III director nominees to serve until the 2029 Annual Meeting of Stockholders and until their successors are duly elected and qualified: 1.01 Taylor Schreiber, M.D., Ph.D. 1.02 Helen M. Boudreau 1.03 Clay Siegall, Ph.D. 2. To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026. 3. To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers. 4. To conduct an advisory vote to determine the frequency of future advisory votes on the compensation of the Company’s named executive officers. 5. To approve an amendment and restatement of the Company’s 2020 Equity Incentive Plan. To transact any other matters that may properly come before the Annual Meeting or any adjournments or postponements thereof.